THE Tax Tamer→ I
An Individual Variable Annuity Contract
Offered by Foresters Life Insurance and Annuity Company through First Investors Separate Account C
40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual variable annuity contract (the “Contract”) formerly offered by Foresters Life Insurance and Annuity Company (“FLIAC”, “We”, “Us” or “Our”). The Contract provides You with the opportunity to accumulate capital, on a tax-deferred basis, for retirement or other long-term purposes and thereafter, if You so elect, receive annuity payments for a lifetime based upon the Contract’s accumulated value.
New Contracts are not currently being offered for sale. Existing Contractowners may continue to make additional payments under their respective Contract.
When You invest in a Contract, You allocate Your Purchase Payments (less certain charges) to one or more “Subaccounts” of Separate Account C. Each of these Subaccounts invests in a corresponding series of the Delaware VIP® Trust  (“Funds” or “VIP Series”). The amount You accumulate depends upon the performance of the Subaccounts in which You invest. You bear all of the investment risk, which means that You could lose money.
Please read this prospectus and keep it for future reference. It contains important information that You should know. We filed a Statement of Additional Information (“SAI”), dated May 1, 2019, with the Securities and Exchange Commission (“SEC”). We incorporate the SAI by reference into this prospectus. See the SAI Table of Contents at the end of this prospectus. You can get a free SAI by contacting Us at Raritan Plaza 1, Edison, New Jersey 08837, by calling the telephone number shown above or by visiting Our website www.foresters.com. You can review and copy Our documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 551-8090. Electronic versions of documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
The SEC has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This prospectus is valid only if attached to the current prospectus for the VIP Series.
The date of this prospectus is May 1, 2019, as amended on October 4, 2019.

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 CONTENTS
FEES AND EXPENSES	1
HISTORICAL ACCUMULATION UNIT INFORMATION	2
OVERVIEW OF THE CONTRACT	5
Summary of Risks and Rewards of the Contract	5
Who We Are and How to Contact Us	6
THE CONTRACT IN DETAIL	10
Application and Purchase Payments	10
How the Contract Works	10
Allocation of Purchase Payments to Subaccounts	10
Reallocations Among Subaccounts	10
What Are Our Policies on Frequent Reallocations Among Subaccounts?	11
What Are the Risks to Contractowners of Frequent Reallocations?	12
The Accumulation Period	12
The Annuity Period	13
Your Right to Cancel the Contract	16
FINANCIAL INFORMATION	17
Calculating Values	17
Contract Expenses	17
Mortality and Expense Risk Charge	18
Other Charges	18
Federal Tax Information	18
OTHER INFORMATION	23
Voting Rights	23
Processing Transactions	23
Reservation Of Rights	24
Contract Years and Anniversaries	24
State Variations	24
Distribution of the Contract	24
Reports	26
Financial Statements	26
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	27

FLIAC does not guarantee the performance of the Subaccounts. The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Bank or any other agency. The Contract involves risk, including possible loss of the principal amount invested.
The Units of interest under the Contract are offered in a limited number of states and jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the Contract other than as described in this prospectus, the attached prospectus or any supplements thereto or in any supplemental sales material We authorize.

 GLOSSARY OF SPECIAL TERMS
Accumulated Value – The value of all the Accumulation Units credited to the Contract.
Accumulation Period – The period between the date of issue of a Contract and the Annuity Commencement Date or the death of either the Annuitant or Contractowner.
Accumulation Unit – A unit that measures the value of a Contractowner’s interest in a Subaccount of Separate Account C before the Annuity Commencement Date. Accumulation Units are established for each Subaccount. The Accumulation Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.
Annuitant – The person whose life is the measure for determining the amount and duration of annuity payments and upon whose death, prior to the Annuity Commencement Date, the death benefit under the Contract becomes payable.
Annuity Commencement Date – The date on which We begin making annuity payments.
Annuity Unit – A unit that determines the amount of each annuity payment after the first annuity payment. Annuity Units are established for each Subaccount. The Annuity Unit value increases or decreases based on the investment performance of the Subaccount’s corresponding Fund.
Annuity Value – The value of the Annuity Units credited to the Contract during the annuity income period following the Annuity Commencement Date.
Beneficiary – The person who is designated to receive any benefits under a Contract upon the death of the Annuitant or the Contractowner.
Business Day – Any date on which the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends as of the close of regular trading on the NYSE (normally 4:00 P.M., Eastern Time). The NYSE is closed most national holidays and Good Friday.
Contract – An individual variable annuity Contract offered by this prospectus.
Contractowner – The person or entity with legal rights of ownership of the Contract.
Fixed Annuity Payment – Annuity payments that remain fixed as to dollar amount and guaranteed throughout the annuity income period.
General Account – All assets of FLIAC other than those allocated to Separate Account C and other segregated investment accounts of FLIAC.
Good Order – Notice from someone authorized to initiate a transaction under a Contract, received in a format satisfactory to Us at Our Administrative Office or other office We may designate (“Administrative Office”), that contains all information required by Us to process the transaction.
Internal Revenue Code – The Internal Revenue Code of 1986, as amended.
Joint Annuitant – The designated second person under a joint and survivor life annuity.
Net Accumulated Value – The accumulated value less any applicable premium taxes not previously deducted.
Purchase Payment – A payment made initially to purchase a Contract or as an additional contribution to a Contract (less any charges).
Separate Account C – The segregated investment account entitled “First Investors Life Variable Annuity Fund C”, established by FLIAC pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”).

Subaccount – A segregated investment subaccount under Separate Account C that corresponds to a Fund of the VIP Series. The assets of a Subaccount are invested in shares of the corresponding Fund of the VIP Series.
Valuation Period – The period beginning at the end of any Business Day and extending to the end of the next Business Day.
Variable Annuity Payment – Annuity payments that vary in dollar amount, in accordance with the net investment experience of the Subaccounts, throughout the annuity income period.
We , Us (and Our) – FLIAC.
You (and Your) – An actual or prospective Contractowner who is reading the prospectus.

 FEES AND EXPENSES
The following tables below show the fees and expenses that You will incur when You buy, own and surrender a Contract.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract. State premium taxes may also be deducted.
Contractowner Transaction Expenses
Maximum Sales Charge Imposed on Purchases
(as a percentage of Purchase Payment)	7.00%
The next table describes the fees and expenses that You will pay periodically during the time You own the Contract, not including Fund fees and expenses.
Annual Contract Expenses
(as a percentage of average daily account value)
Mortality and Expense Risk Charge	1.00%
Administrative Charge	0.00%†
Total Annual Contract Expenses	1.00%
† We  may deduct an administrative charge of $7.50 per year if the Accumulated Value of a Contract is less than $1,500 because of partial withdrawals. (See “Administrative Charge”). For more complete descriptions of the various charges and expenses shown, please refer to “FINANCIAL INFORMATION: Contract Expenses – Sales Charge, Mortality and Expense Risk Charge, Other Charges.”

The next table shows the minimum and maximum total annual fund operating expenses of the underlying VIP Series, as of October 4, 2019.  These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached prospectus for the VIP Series.
Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.75%	0.90%

The following examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, Contract fees, separate account annual expenses and fees and expenses of the Funds. The examples assume that You invest $10,000 in the Contract for the time periods indicated. The examples also assume that Your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
If You surrender, annuitize or do not surrender Your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Maximum Cost	$879	$1,255	$1,655	$2,767
Minimum Cost	$865	$1,212	$1,583	$2,618

You should not consider the expenses in the example as a representation of past or future expenses. Actual expenses in future years may be more or less than those shown.

 HISTORICAL ACCUMULATION UNIT INFORMATION
This table shows the Accumulation Unit values and the number of Accumulation Units outstanding for each Subaccount of Separate Account C for the last 10 fiscal years (or the life of the Subaccount, if less).  For years 2010 and later, the number of Accumulation Units shown below pertain to Contracts offered under this prospectus.
Subaccount	At	Accumulation Unit Value($)	Number of Accumulation Units
Covered Call Strategy Subacccount*	December 31, 2016 December 31, 2017 December 31, 2018	10.460 11.502 10.250	30,300.1 88,358.1 120,589.1
Equity Income Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	18.675 21.138 21.248 23.392 30.229 32.399 31.747 35.603 40.718 36.920	1,184,140.4 1,040,493.5 921,953.9 817,244.4 744,592.7 693,277.1 626,211.6 568,455.2 505,783.6 447,523.1
Fund For Income Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	34.240 38.547 40.322 45.313 47.947 47.846 46.494 51.150 54.097 52.176	374,655.5 337,794.5 336,095.4 315,698.4 290,181.8 266,147.2 242,721.1 229,099.3 208,869.7 187,716.0
Government Cash Management Subaccount**	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	15.921 15.763 15.606 15.450 15.296 15.144 14.993 14.844 14.734 14.769	303,014.8 333,233.6 248,102.9 197,083.4 173,579.4 148,894.3 230,158.2 160,581.4 135,207.3 126,691.4

Subaccount	At	Accumulation Unit Value($)	Number of Accumulation Units
Growth and Income Subaccount (formerly Growth & Income Subaccount)	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	43.894 50.493 51.173 59.506 81.336 86.682 83.140 90.443 105.910 94.195	1,216,234.8 1,091,296.8 1,607,582.3 1,412,861.6 1,265,790.3 1,140,773.4 1,028,275.8 922,657.2 818,823.1 727,587.6
International Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	30.482 34.238 34.115 40.816 43.146 43.736 44.814 42.502 55.950 48.658	782,978.8 682,393.1 611,988.5 538,222.9 489,865.6 445,625.8 408,141.2 364,752.7 339,298.0 313,316.6
Investment Grade Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	23.896 25.849 27.185 29.938 29.403 30.815 30.401 31.497 32.657 31.677	618,028.3 618,638.5 612,267.1 610,092.1 540,621.7 498,136.3 460,811.9 424,039.3 376,953.7 329,328.0
Limited Duration Bond Subaccount***	December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	9.691 9.546 9.551 9.535 9.419	14,912.0 58,066.4 93,504.2 103,668.8 631,466.0
Opportunity Subaccount****	December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	10.056 13.935 14.587 14.325 15.353 18.088 15.154	129.6 47,890.0 69,769.0 81,569.1 72,789.6 84,678.8 86,338.5

Subaccount	At	Accumulation Unit Value($)	Number of Accumulation Units
Growth Equity Subaccount (formerly Select Growth Subaccount)	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	5.804 6.315 7.572 7.890 11.667 13.114 13.400 13.802 18.147 17,285	320,182.6 300,998.5 333,422.0 343,794.0 301,426.2 279,429.7 258,910.9 245,619.6 239,789.8 239,484.5
Special Situations Subaccount	December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	44.537 55.810 56.494 61.529 79.728 83.905 82.635 94.986 111.217 91.837	653,636.4 574,072.1 520,274.0 461,246.2 411,933.9 376,803.9 346,150.7 310,340.2 282,575.8 255,907.0
Total Return Subaccount****	December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018	9.926 11.500 12.065 11.752 12.405 13.724 12.548	0.0 78,867.6 129,447.1 202,912.5 196,571.7 204,546.4 284,624.7
*The inception date for the Covered Call Strategy Subaccount was May 2, 2016  The Accumulation Unit value for this Subaccount initially was set at $10.00 on May 2, 2016.
**In October 2016, the Cash Management Subaccount  was converted into the Government Cash Management Subaccount as a result of the conversion of the First Investors Life Series Cash Management Fund into the First Investors Life Series Government Cash Management Fund.
***The inception date for the Limited Duration Bond Subaccount was July 1, 2014.  The Accumulation Unit value for this Subaccount initially was set at $10.00 on July 1, 2014. Prior to January 31, 2018, the Limited Duration Bond Subaccount was known as the Limited Duration High Quality Bond Subaccount.
****The inception date for the Opportunity Subaccount and the Total Return Subaccount was December 17, 2012.  The Accumulation Unit values for each of these Subaccounts initially was set at $10.00 on December 17, 2012.

 OVERVIEW OF THE CONTRACT
This overview highlights some basic information about the Contract offered by FLIAC in this prospectus. You will find more information about the Contract in “THE CONTRACT IN DETAIL” section of this prospectus.
SUMMARY OF RISKS AND REWARDS OF THE CONTRACT
The benefits of the Contract are, among other things:
■            There are twelve (12)  Subaccounts available under the Contract, each with different investment objectives, policies and risks allowing for investment diversification. Each Subaccount invests in a corresponding Fund of the VIP Series.
■            Investment in a Contract enables You to defer payment of federal income tax on any net gains realized under the Contract until You access Your money through withdrawals or one of Our annuity pay-out options. This gives Your money the potential to grow faster.
■            You can also reallocate Your accumulated assets among the Subaccounts, as Your circumstances change, without incurring current federal income tax.
■            Moreover, there are no income or contribution limits – such as those that exist on individual retirement accounts (“IRAs”), including Roth IRAs or 401(k) plans – that restrict the amount that You can invest. You control how much You invest for Your retirement so long as You meet Our minimum investment requirements, and when and how often You wish to add to Your Contract.
■            We guarantee a minimum death benefit, which protects Your principal from market declines if You die.
■            You can receive an annuity pay-out providing a stream of income to suit Your needs for the rest of Your life.
There are several risk factors that You should consider:
■            You bear all of the investment risk of the Funds that correspond to the Subaccounts You select, which means You could lose money.
■            An investment in a Contract is not a direct investment in a mutual fund. There are additional charges for the death benefit and other features of the Contract that are not associated with a mutual fund.
■            Because a 10% federal tax penalty is generally imposed on the taxable portion of withdrawals prior to age 59½, You should not invest in the Contract if You have short-term investment objectives, which would require You to liquidate all or a portion of the Contract prior to reaching age 59½.
■            A minimum holding period is often necessary before the federal income tax benefits of tax deferral are likely to outweigh the often higher fees imposed on variable annuities relative to alternative investments.
■            A tax-deferred accrual feature is already provided by any tax-qualified arrangement, such as an IRA or 401(k) plan. Therefore, You should have reasons other than tax deferral, such as the additional benefits, for purchasing a Contract within an IRA or other arrangement that receives tax deferral through the Internal Revenue Code.
■            A partial withdrawal or total surrender of a Contract is taxed as ordinary income to the extent that the Accumulated Value exceeds Your principal contribution to the Contract (i.e., on an “income first” basis).
■            The death benefit paid to a Beneficiary of the Contract is taxed for those purposes as ordinary income to the Beneficiary at the Beneficiary’s tax rate to the extent that the death benefit exceeds the Contractowner’s principal contribution to the Contract. Thus, if Your primary objective is to pass wealth on to Your heirs, a life insurance policy may be more appropriate for You. The amount of the death benefit on a life insurance policy passes federal income-tax free (though not necessarily federal estate-tax free) to the Beneficiary; an annuity death benefit does not.
■            The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Any guarantees under Your Contract that exceed Your Accumulated Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Accumulated Value are    subject to Our financial strength and claims-paying ability.
WHO WE ARE AND HOW TO CONTACT US
Foresters Life Insurance and Annuity Company
Foresters Life Insurance and Annuity Company, with its home office at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance policies and  annuity contracts.
FLIAC is part of Foresters Financial Holding Company, Inc. (“FFHC”), a holding company, which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include: Foresters Financial Services, Inc. (“FFS”), the  distributor of the Contracts and Foresters Investor Services, Inc. (“FIS”), the sub-transfer agent for the VIP Series.

For information or service concerning a Contract, You can contact Us in writing at Our Administrative Office located at Raritan Plaza 1, Edison, New Jersey 08837. You can also call Us at 1-800-832-7783 between the hours of 9:00 A.M. and 6:00 P.M., Eastern Time, or fax Us at 732-855-5935. You can also contact Us through Our Website at www.foresters.com.
You should send any Purchase Payments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office.
To meet Our requirements for processing transactions, We may require that You use Our forms. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account C
First Investors Life Variable Annuity Fund C (“Separate Account C” or the “Separate Account”) was established on December 21, 1989 under New York Insurance Law. Separate Account C is registered with the SEC as a unit investment trust under the 1940 Act.
We segregate the assets of the Separate Account from Our other assets in Our General Account. These assets fall into two categories: (1) assets equal to Our reserves and other liabilities under the Contract and (2) additional assets derived from expenses that We charge to the Separate Account. The assets equal to Our reserves and liabilities support the Contract. We cannot use these assets to satisfy any of Our other obligations. The assets We derive from Contract charges do not support the Contract, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on a Separate Account. We credit to, or charge against, the Subaccounts of each Separate Account realized and unrealized income, gains and losses without regard to Our other income, gains and losses. The obligations under the Contract are Our obligations. Any guarantees under Your Policy that exceed Your Accumulated Value (such as those that may be associated with the death benefit), are paid from Our General Account. Any such amounts that We are obligated to pay in excess of Your Accumulated Value are subject to Our financial strength and claims-paying ability.
Each Subaccount invests its assets in a corresponding Fund of the VIP Series at net asset value. Therefore, We own the shares of the underlying Funds, not You. The value of Your investment in a Subaccount is determined by the value of the underlying Fund. Each Subaccount reinvests any distribution received from a Fund in the distributing Fund at net asset value. So, none of the Subaccounts make cash distributions to Contractowners. Each Subaccount may make deductions for charges and expenses by redeeming the number of equivalent Fund shares at net asset value.
The VIP Series
On October 4, 2019, each series of the First Investors Life Series Funds managed by Foresters Investment Management Company, Inc. an affiliate of FLIAC, which prior to that date were the only funds available to Contractowners, reorganized into a substantially similar series of the Delaware VIP® Trust, managed by Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust.
The Delaware VIP Trust is an open-end management investment company registered with the SEC under the 1940 Act. The VIP Series consists of a variety of separate series, twelve (12) of which are available to Contractowners of Separate Account C. Each of the Funds currently offers its shares only through the purchase of a Contract or another variable life or variable annuity contract issued by FLIAC or by other insurance companies.
The VIP Series reserves the right to offer its shares to other separate accounts or directly to Us.

Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
The VIP Series are selected to provide an appropriate range of investment options for persons invested in the Contracts from conservative to more aggressive investment strategies. DMC is the investment adviser of the VIP Series and receives investment management fees for its services. DMC pays a portion of its investment management fees to subadvisers who manage certain of the VIP Series. DMC is a series of Macquarie Investment Management Business Trust, a Delaware statutory trust, and is located at 2005 Market Street, Philadelphia, PA 19103. DMC has retained Smith Asset Management Group, L.P., 100 Crescent Court, Suite 1150 Dallas, TX 75201, to serve as the subadviser of the Delaware VIP Growth Equity Series and Ziegler Capital Management, LLC, 170 West Madison Street, 24th floor, Chicago, IL 60602 to serve as subadviser for the Delaware VIP Covered Call Strategy Series. In addition, DMC may seek investment advice, recommendations and/or allow security trades on its behalf for Funds in the VIP Series by certain of its affiliates which have specialized market knowledge in relevant areas and which it has engaged as a subadvisor to Funds in the VIP Series. These affiliated subadvisors include, Macquarie Investment Management Austria Kapitalanlage  AG, Kaerntner Strasse 28, 1010 Vienna , Austria, with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Global Limited, 50 Martin Place, Sydney Australia with respect to the Delaware VIP Fund For Income Series, Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Special Situations Series, Delaware VIP International Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Investment Management Europe Limited, 28 Ropemaker Street, London, England with respect to the Delaware VIP Fund For Income Series, Delaware VIP Limited Duration Bond Series, Delaware VIP Total Return Series and Delaware VIP Investment Grade Series; Macquarie Funds Management Hong Kong Limited, Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, with respect to the Delaware VIP Equity Income Series, Delaware VIP Growth and Income Series, Delaware VIP Opportunity Series, Delaware VIP Special Situations Series, Delaware VIP International Series and Delaware VIP Total Return Series. See the VIP Series prospectus for more information about the investment adviser and subadvisers.
The following table includes each available Fund’s investment objective. There is no  guarantee that any of the Funds will achieve its stated objective(s). There is a Subaccount with a similar name as its corresponding underlying Fund. The following table also identifies the Subaccount that corresponds with each Fund. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocation carefully.
The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the attached VIP Series prospectus, which You should read carefully before investing. You may obtain a VIP Series prospectus by writing to Us at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837, calling Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or faxing Us at 732-510-4209.  You also can obtain a VIP Series prospectus at www.delawarefunds.com/dcio/literature.

Subaccount	Fund	Investment Objective
Covered Call Strategy Subaccount	Delaware VIP Covered Call Strategy Series	Long-term capital appreciation.
Equity Income Subaccount	Delaware VIP Equity Income Series	Total return.
Fund For Income Subaccount	Delaware VIP Fund For Income Series	High current income.
Government Cash Management Subaccount	Delaware VIP Government Cash Management Series	Current income consistent with the preservation of capital and maintenance of liquidity.
Growth and Income Subaccount	Delaware VIP Growth and Income Series	Long-term growth of capital and current income.
International Subaccount	Delaware VIP International Series	Long-term capital growth.
Investment Grade Subaccount	Delaware VIP Investment Grade Series	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Subaccount	Delaware VIP Limited Duration Bond Series	Current income consistent with low volatility of principal.
Opportunity Subaccount	Delaware VIP Opportunity Series	Long-term capital growth.
Growth Equity Subaccount	Delaware VIP Growth Equity Series	Long-term growth of capital.
Special Situations Subaccount	Delaware VIP Special Situations Series	Long-term growth of capital.
Total Return Subaccount	Delaware VIP Total Return Series	Sustainable current income with potential for capital appreciation with moderate investment risk.

 THE CONTRACT IN DETAIL
APPLICATION AND PURCHASE PAYMENTS
We are currently not offering or accepting applications for new Tax Tamer I Contracts.
Existing Contractowners may make additional Purchase Payments under a Contract of at least $200 each at any time after Contract issuance.
Your additional Purchase Payments buy Accumulation Units of the Subaccounts and not shares of the Funds in which the Subaccounts invest. We allocate Purchase Payments to the appropriate Subaccount(s) based on the next computed value of an Accumulation Unit following receipt at Our Administrative Office in Good Order. We make these allocations after deductions for sales expenses (see “Contract Expenses - Sales Charge”).
We value Accumulation Units at the end of each Business Day (generally 4:00 P.M., Eastern Time). If We receive a Purchase Payment prior to the end of a Business Day in a manner meeting Our requirements, We will process the payment based upon that day’s Accumulation Unit values. If We receive a payment after the end of the Business Day, We will process the payment based upon the next Business Day’s Accumulation Unit values.
HOW THE CONTRACT WORKS
The Contract has two phases: an Accumulation Period and an annuity income period. During the Accumulation Period, earnings on Your investment accumulate on a tax-deferred basis. The annuity income period begins when You convert from the Accumulation Period by agreeing that the Annuitant will start receiving regular annuity payments after the Accumulated Value has been applied to one of the annuity options in accordance with the annuity rates in the Contracts. You can select one of several annuity income payment options.
The Contract is a “variable” annuity because Your Accumulated Value during the Accumulation Period and the amount of Your variable annuity payments during the annuity income phase fluctuate based on the performance of the Funds underlying the Subaccounts You have selected. As a result, the Accumulated Value in Your Contract and Your variable annuity payments may increase or decrease. You are permitted to allocate Your Purchase Payments to all of twelve (12) available Subaccounts We offer under the Contract, as long as each allocation is at least 10% of the Purchase Payment. Subject to certain limitations, You may reallocate Your Accumulated Value or Annuity Value.
The Contract provides a guaranteed death benefit that is payable to a Beneficiary when the Contractowner or Annuitant dies during the Accumulation Period. Upon the death of the Annuitant, the Contract guarantees that the Beneficiary will receive the greater of (i) the total Purchase Payments less any withdrawals or (ii) the Accumulated Value. Upon the death of the Contractowner, We pay only the Accumulated Value to the Beneficiary. We pay the death benefit when We receive both proof of death and appropriate instructions for payment.
You may withdraw a portion or all of the Accumulated Value during the Accumulation Period.
ALLOCATION OF PURCHASE PAYMENTS TO SUBACCOUNTS
When You make additional Purchase Payments to your Contract You may select a percentage allocation among the twelve (12) Subaccounts. You may not allocate less than 10% of a Purchase Payment to any Subaccount. We reserve the right to adjust Your allocation to eliminate fractional percentages.
REALLOCATIONS AMONG SUBACCOUNTS
You may subsequently reallocate the Accumulated Value of Your Contract, among the Subaccounts, provided that You invest no less than 10% of the aggregate Annuity Unit value in each of Your Subaccounts. A request to reallocate may be made on Our Subaccount reallocation form or by telephone, subject to the restrictions discussed below. If We receive a written reallocation request in Our Administrative Office before the end of a Business Day (generally 4:00 P.M., Eastern Time), We will process it based upon that day’s Accumulation Unit values. If We receive it after the end of a Business Day, We will process it at the next Business Day’s Accumulation Unit values.
All subsequent Purchase Payments will be allocated according to Your then-existing percentage allocations, unless You request a different allocation for that payment. We will not automatically rebalance Your Contract value to Your designated percentage allocations. Unless You request a reallocation to maintain Your allocations, You may end up with an allocation which has more or less risk than You intended.
Telephone Transfer Option
You may make transfers of Accumulation Value as described above by telephone by calling 1(800) 832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone, and We may record Your telephone call.  We may also require written confirmation of Your request.

We will not be liable for losses resulting from telephone requests that We believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control such as weather-related emergencies.
WHAT ARE OUR POLICIES ON FREQUENT REALLOCATIONS AMONG SUBACCOUNTS?
The Contract is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing.
As described in the VIP Series prospectus, the Board of Trustees of the VIP Series has adopted policies and procedures to detect, deter and prevent frequent trading in the shares of each of the VIP Series and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.
In order to protect Contractowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Contractowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.
In order to enforce Our policy against market timing, We monitor reallocation requests using criteria such as (a) the number of reallocation transactions that occur within a specified period of time and (b) the dollar amount of reallocations that occur within a specified period of time. Moreover, We will only accept a transaction request that is in writing, or made by telephone, and that complies with Our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail.
We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
WHAT ARE THE RISKS TO CONTRACTOWNERS OF FREQUENT REALLOCATIONS?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Contractowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high yield bonds and stocks of small- and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.
In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.
THE ACCUMULATION PERIOD
Crediting Accumulation Units
During the Accumulation Period, We credit Purchase Payments to Your Contract in the form of Accumulation Units for each of Your selected Subaccounts. We determine the number of Accumulation Units that We credit to a Contractowner for the Subaccounts by dividing (a) the Purchase Payment (less any charges) by (b) the value of an Accumulation Unit for the Subaccount on the Business Day the payment is received in Our Administrative Office.
The Value of Your Contract
Your Accumulated Value fluctuates with the value of the assets of the Subaccounts less expenses and certain charges. There is no assurance that Your Accumulated Value will equal or exceed Purchase Payments. We determine the value for the amount You have in each Subaccount by multiplying (a) the total number of Accumulation Units You hold in a Subaccount by (b) the value of an Accumulation Unit for the Subaccount for the Valuation Period. We then add the amount attributable to each Subaccount to arrive at Your Accumulated Value.
Death During the Accumulation Period
If the Annuitant dies prior to the Annuity Commencement Date, We pay a death benefit to the Beneficiary You have designated. We generally make this payment within seven days of receiving in Good Order (a) a death certificate or similar proof of the death of the Annuitant or Contractowner (“Due Proof of Death”) and (b) a claimant’s statement form that includes payment instructions with the Beneficiary’s election to receive payment in either a single sum settlement or an annuity option. We will pay the death benefit: (a) in a single sum, (b) by applying it to one of the annuity options, or (c) as We otherwise permit. The decision on how We pay is at Your election before the Annuitant’s death and the Beneficiary’s election after the Annuitant’s death.
We determine the Accumulated Value for the death benefit as of the next computed value of the Accumulation Units following Our receipt at Our Administrative Office of Due Proof of Death in Good Order.
The amount of the death benefit payable to the Beneficiary, upon the death of the Annuitant, is the greater of (a) the total Purchase Payments less partial withdrawals or (b) the Accumulated Value. Upon the death of the Contractowner, We pay only the Accumulated Value to the Beneficiary.
Special Requirements for Payment of Death Benefit
If the Contractowner dies before We have distributed the entire interest in the Contract, We must distribute the value of the Contract to the Beneficiary as provided below. Otherwise, the Contract will not qualify as an annuity under Section 72 of the IRS Code.
If the Contractowner dies prior to the Annuity Commencement Date, the entire interest in the Contract must be distributed to the Beneficiary (a) within five years, or (b) beginning within one year of death, under an annuity option that provides that We will make annuity payments over a period not longer than the life or life expectancy of the Beneficiary.
If the Contract is payable to (or for the benefit of) the Contractowner’s surviving spouse, We need not make any distribution. The surviving spouse may continue the Contract as the new Contractowner. If the Contractowner is also the Annuitant, the spouse has the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant’s surviving spouse has the right to become the Contractowner and the Annuitant. If the Beneficiary wishes to take the death benefit as an annuity payout, then the Beneficiary must make such election and payments must begin within 60 days of the death. This is necessary to receive tax treatment of annuity payments rather than the death benefit being treated for tax purposes as a lump sum distribution in the year of the death.
Partial Withdrawals and Full Surrenders During the Accumulation Period
You may make a partial withdrawal or full surrender of Your Contract at any time during the Accumulation Period if We receive Your request in Good Order on Our form. You will be entitled to receive the Net Accumulated Value of the Contract or, in the case of a partial withdrawal, the portion withdrawn. Your request is effective on the date it is received in writing on Our form in Good Order at Our Administrative Office and Your Accumulated Value less the requested amount will be determined based on the next computed value of Accumulation Units. We may defer payment of the amount of a withdrawal or surrender for a period of not more than seven days. We may also delay payment for the following reasons:
■            we are unable to determine the amount of the payment because the NYSE is closed for trading or the SEC determines that a state of emergency exists, or
■            for such other periods as the SEC may by order permit for the protection of Contractowners.
In the case of a partial withdrawal, unless You direct Us otherwise, the amount You request will be deducted from Your Subaccounts on a pro rata basis in the proportions to which their values bear to the Accumulated Value of Your Contract. We may deduct an administrative charge of $7.50 annually if withdrawals cause the value of Your Contract to fall below $1,500.
THE ANNUITY PERIOD
Annuity Commencement Date
Annuity payments begin on the Annuity Commencement Date You select when You buy a Contract. You may elect in writing to advance or defer the Annuity Commencement Date, not later than 30 days before the Annuity Commencement Date.
We will commence annuity payments on the first of the calendar month after the Annuitant’s 85th birthday or, if state law permits, 90th birthday unless You select an earlier date.
If the Net Accumulated Value on the Annuity Commencement Date is less than $2,000, We may pay such value in one sum in lieu of annuity payments. If the Net Accumulated Value is $2,000 or more, but the Variable Annuity Payments are estimated to be less than $20, We may change the frequency of annuity payments to intervals that will result in payments of at least $20.
Annuity Options
From the annuity options described below, You may elect to have the Net Accumulated Value applied at the Annuity Commencement Date to provide Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof. You must make these elections in writing to Us at Our Administrative Office at least 30 days before the Annuity Commencement Date. In the absence of Your election, We make Variable Annuity Payments, beginning on the Annuity Commencement Date under annuity option 3. Option 3 is the basic annuity, a Life Annuity with 120 Monthly Payments Guaranteed. After the Annuity Commencement Date, We allow no surrenders or changes among annuity payment options.
The material factors that determine the level of Your annuity benefits are:
■            Your Accumulated Value before the Annuity Commencement Date;
■            the annuity option You select;
■            the frequency and duration of annuity payments;
■            the sex and adjusted age (as defined in the Contract) of the Annuitant and any Joint Annuitant at the Annuity Commencement Date; and
■            in the case of a Variable Annuity Payment, the investment performance of the Subaccounts You select.
We apply the Accumulated Value on the Annuity Commencement Date, based on the annuity rates in Your Contract, or more favorable rates We may offer, reduced by any applicable premium taxes not previously deducted. You are then credited with a number of Annuity Units which remains the same for the payment period.
The Contract provides for the six annuity options described below. The annuity options available on a variable basis are Options 1, 2a and 3.  All Annuity Payment Options shown are available on a fixed basis:
Option 1–Life Annuity.  An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due before the death of the Annuitant. If You elect this option, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received. If the Annuitant dies before any payments are made, then no payments will be made.
Option 2a–Joint and Survivor Life Annuity.  An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due before the death of the survivor.
Option 2b–Joint and Two-Thirds to Survivor Life Annuity.  An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due before the death of the survivor.
Option 2c–Joint and One-Half to Survivor Life Annuity.  An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due before the death of the survivor.
Under annuity options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.
Option 3–Life Annuity with 60, 120 or 240 Monthly Payments Guaranteed.  An annuity payable monthly during the lifetime of the Annuitant, with the guarantee that if, at his or her death, payments have been made for less than 60, 120 or 240 monthly periods, as elected, We will continue to pay to the Beneficiary any guaranteed payments during the remainder of the selected period and, if the Beneficiary dies after the Annuitant, We will pay the Beneficiary’s estate the present value of the remainder of the guaranteed payments. The present value of the remaining payments is the discounted (or reduced) amount which would produce the total of the remaining payments assuming that the discounted amount grew at the effective annual interest return assumed in the annuity tables of the Contract. The Beneficiary may also, at any time he or she is receiving guaranteed payments, elect to have Us pay him or her the present value of the remaining guaranteed payments in a lump sum.
Option 4–Unit Refund Life Annuity.  An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due before the death of the Annuitant. Upon the death of the Annuitant, We make an additional annuity payment to the Beneficiary equal to the following: We take the Annuity Unit value of the Subaccount(s) as of the date that We receive Due Proof of Death in writing at Our Administrative Office. We multiply that value by the remaining number of annuity units payable under this option. We calculate the number of annuity units payable by determining the excess, if any, of (a) over (b). For this purpose, (a) is (i) the Net Accumulated Value We allocate to each Subaccount and apply under the option at the Annuity Commencement Date, divided by (ii) the corresponding Annuity Unit value as of the Annuity Commencement Date, and (b) is the product of (i) the number of Annuity Units applicable under the Subaccount represented by each annuity payment and (ii) the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the SAI.)
Assumed Investment Return
We use a 3.5% assumed investment to determine the amount of each Variable Annuity Payment. The first Variable Annuity Payment is based on the assumed investment return. Subsequent Variable Annuity Payments fluctuate based on the investment performance of the Subaccounts You have chosen as compared to the assumed investment return. As a result, if the actual net investment return rate of the Subaccounts equals 3.5%, the Variable Annuity Payments will be level. If the actual net investment return rate of the Subaccounts is greater than 3.5%, subsequent Variable Annuity Payments will be higher than the initial payment. If it is less than 3.5%, subsequent Variable Annuity Payments will be lower.
Death of Contractowner During Annuity Period
If the death of the Contractowner occurs on or after the Annuity Commencement Date, We will distribute the entire interest in the Contract at least as rapidly as under the annuity option in effect on the date of death.
Death of Annuitant During Annuity Period
On receipt of Due Proof of Death of the Annuitant after annuity payments have begun under an annuity option, We make any remaining payments under the option to the Beneficiary as provided by the option. Unless otherwise provided in the Beneficiary designation, if no Beneficiary survives the Annuitant, the proceeds will be paid in one lump sum to the Contractowner, if living; otherwise, to the Contractowner’s estate.

YOUR RIGHT TO CANCEL THE CONTRACT
You may elect to cancel Your Contract (a) within ten days from the date Your Contract is delivered to You or (b) longer as applicable state law requires. We will cancel the Contract after We receive from You at Our Administrative Office (a) the Contract and (b) a written request for cancellation. We will pay You an amount equal to the sum of (a) the Accumulated Value of the Contract based on the next computed value of the Accumulation Units following receipt of Your cancellation request in Good Order and (b) the amount of any sales charges deducted from the initial Purchase Payment.
The amount We refund to You upon canceling a Contract may be more or less than Your initial Purchase Payment depending on the investment results of the Subaccount(s) to which You allocated Purchase Payments. However, in states that require a full refund of Purchase Payments You will receive a full refund.

 FINANCIAL INFORMATION
CALCULATING VALUES
To calculate the Accumulation Unit or Annuity Unit values, We must first determine the current value of the units in each Subaccount. We do this for each day the values are calculated by determining the change in investment performance (including Fund-related charges and any dividends and distributions made by the Fund) from the last Valuation Period for each of the Funds. Then, daily charges are applied to the Separate Account for each day since the last Business Day. Finally, We multiply the previous unit value by this result.
CONTRACT EXPENSES
Sales Charge
The sales charge is an initial sales charge that We deduct from Your Purchase Payments.
We intend the sales charge to cover expenses relating to the sale of the Contract, including commissions paid to persons distributing the Contract. Discounts are available on larger purchases as shown in the table below. Moreover, when You make additional payments after the issuance of the Contract You are entitled to a credit for all prior payments in computing the sales charge percentage. In other words, You pay the sales charge percentage that reflects (a) the total amount of all Purchase Payments previously made plus (b) the amount of the additional payment being made. If You own more than one Contract, We will aggregate Your Purchase Payments on all of Your Contracts in calculating Your discount level.
We do not impose a sales charge for Contracts sold to (a) officers and full-time employees of FLIAC or its affiliates who have been employed for at least one year, (b) Our agents who have been under contract for at least one year, or (c) Contractowners of First Investors Life Variable Annuity Fund A (“Separate Account A”) who exchange their Separate Account A Contracts for Separate Account C Contracts at the next computed values of their Accumulation Units. We require Contractowners who exchange from Separate Account A to Separate Account C to execute a change of Contract form. This form states that We deduct a daily charge equal to an annual rate of 1.00% of the daily Accumulation Unit value of any Subaccount as a charge for mortality and expense risks. We may modify or terminate this exchange privilege at any time.

Sales Charge Table for Separate Account C Contracts
Amount of Purchase Payment(s)	Purchase Payments*	Sales Charge as % of Net Amount Invested	Amount to Dealers as % of Purchase Payments
Less than $25,000	7.00%	7.53%	5.75%
$25,000 but under $50,000	6.25	6.67	5.17
$50,000 but under $100,000	4.75	4.99	3.93
$100,000 but under $250,000	3.50	3.63	2.90
$250,000 but under $500,000	2.50	2.56	2.19
$500,000 but under $1,000,000	2.00	2.04	1.67
$1,000,000 or over	1.50	1.52	1.24

* Due to rounding of numbers and calculating a sales charge, You may pay more or less than what is shown above. The percentages shown also assume that We have deducted no premium  taxes.

MORTALITY AND EXPENSE RISK CHARGE
We impose a mortality and expense risk charge.
The mortality risk that We assume arises from Our obligation to continue to make annuity payments to each Annuitant regardless of (a) how long that person lives and (b) how long all payees as a group live. This assures an Annuitant that neither the Annuitant’s own longevity nor an improvement in life expectancy generally will have an adverse effect on the annuity payments the Annuitant will receive under the Contract. We also assume a risk associated with the guaranteed death benefit, which We would pay in the event of death during the Accumulation Period.
In addition, We assume the risk that the charges for administrative expenses may not be adequate to cover such expenses. We will not increase the amount We charge for administrative expenses. In consideration for assuming these mortality and expense risks, We deduct an amount equal on an annual basis to 1.00% of the daily Accumulation Unit value of the Subaccounts.
We guarantee that We will not increase the mortality and expense risk charge after a Contract is issued. If the charge is insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on Us. Conversely, if the deductions prove more than sufficient, the excess will be a profit to Us. We can use any profits resulting to Us from over-estimates of the actual costs of the mortality and expense risks for any business purpose.
OTHER CHARGES
Administrative Charge
We may deduct an administrative charge of $7.50 annually from the Accumulated Value of Contracts that have an Accumulated Value of less than $1,500 because of partial withdrawals. These charges are to compensate Us for expenses involved in administering small Contracts. If the actual expenses exceed charges, We will bear the loss. We guarantee that We will not increase the administrative charges.
Premium Tax Charge
Some states and municipalities assess premium taxes at the time You:
■            make Purchase Payments,
■            withdraw or surrender, or
■            begin receiving annuity payments.
We currently pay any premium taxes that are assessed. However, We reserve the right to deduct such premium taxes in accordance with the terms of Your Contract. These taxes currently range up to 3.5% of Purchase Payments received by Us.
Fund Expenses
The Funds also take deductions from and pay expenses out of their own assets.  Further information about these charges is available in the attached prospectus for the VIP Series.

FEDERAL TAX INFORMATION
This section provides a general summary of the federal tax law as it pertains to the Contract. We believe that the Contract will qualify as a tax-deferred annuity contract for federal income tax purposes and the following summary assumes so. We do not discuss state or local taxes herein, except as noted. The law described herein could change, possibly retroactively. We have the right to modify the Contract in response to changes in the law that affect the favorable tax treatment for annuity owners. We do not offer this summary as tax advice, for which You should consult a qualified tax adviser.
Taxation of a Contract will depend, in part, on whether the Contract is purchased as part  of a qualified retirement plan, a traditional IRA or a Roth IRA.
The following discussion does not apply to a Contract that has been purchased as part of a qualified retirement plan or IRA (a “qualified Contract”). If a qualified Contract is purchased, the tax treatment of Purchase Payments, annuity payments, surrenders and death benefits with respect to a qualified Contract will be governed by the tax law applicable to qualified retirement plans and IRAs. However, generally, deductible or “before-tax” Purchase Payments for qualified Contracts will be taxed when distributed from the Contract; the Contract is not forfeitable; and Contract ownership may not be transferred.
Purchase Payments for a Contract purchased outside of a qualified retirement plan or IRA (a “non-qualified” contract) are on an “after-tax” basis, so You only pay federal income tax on Your net earnings and net realized gains under the Contract. Generally, these earnings and gains are taxed when You receive distributions thereof under the Contract. The IRS has not reviewed the Contracts for qualification as an appropriate investment for a qualified plan or IRA.
When a non-natural person owns a non-qualified Contract, the Contract generally will not be treated as an annuity for federal tax purposes and thus will not enjoy the benefit of tax deferral. However, a Contract owned by a non-natural person as agent for an individual will be treated as an annuity for those purposes.
This summary assumes that the Contractowner is a natural person who is a U.S. citizen or U.S. resident. The federal tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different.
Purchase Payments
Your Purchase Payments are not deductible from Your gross income for federal income tax purposes.
Increases in Accumulated Value
Generally, You pay no federal income tax on increases in Your Contract’s Accumulated Value until there is a distribution from a Contract. A distribution occurs when there is a partial withdrawal or full surrender or annuity payments begin.
Annuity Payments
Once annuity payments begin, You generally will be taxed for federal income tax purposes only on the net investment income and investment gains You have earned (as ordinary income) and not on the amount of Your Purchase Payments. As a result, a portion of each payment is taxable as ordinary income. The remaining portion is a nontaxable recovery of Your investment in the Contract. Generally, Your investment in the Contract equals the Purchase Payments You made, less any amounts You previously withdrew that were not taxable.
For Fixed Annuity Payments, the tax-free portion of each payment is determined by:
■            dividing Your investment in the Contract by the total amount You expect to receive out of the Contract, and
■            multiplying the result by the amount of the payment.
For Variable Annuity Payments, the tax-free portion of each payment is (a) Your investment in the Contract divided by (b) the number of expected payments.
The remaining portion of each payment, and all of the payments You receive after You recover Your investment in the Contract, are fully taxable. If payments under a life annuity stop because the Annuitant dies, there is a federal income tax deduction for any unrecovered investment in the Contract.
Withdrawals and Surrenders
Before annuity payments begin, withdrawals and surrenders are taxed for federal income tax purposes as follows:
■            a partial withdrawal or total surrender is taxed in the year of receipt to the extent that the Contract’s Accumulated Value exceeds the investment in the Contract (that is, on an “income first” basis); and
■            a penalty equal to 10% of the taxable distribution applies to distributions before the taxpayer reaches age 59 ½ subject to certain exceptions.

The 10% federal tax penalty is generally not imposed on withdrawals that are:
■            made on or after the death of a Contractowner;
■            attributable to the taxpayer becoming disabled; or
■            made as part of a series of substantially equal periodic payments for the life or life expectancy of the taxpayer or for the joint life or joint life expectancy of the taxpayer and the spouse.
If You receive systematic payments that You intend to qualify for the substantially equal periodic payment exception, changes to Your systematic payments before You reach age 59 ½ or within five years (whichever is later) after beginning Your systematic payments will result in the retroactive imposition of the 10% federal tax penalty with interest. Other exceptions may apply under certain circumstances. Special rules may also apply to the exceptions noted above.
If the Contract was purchased as an investment for profit, subject to certain rules, You may deduct any loss upon surrender of the Contract as an ordinary loss.
For purposes of surrenders, the Internal Revenue Code treats all Contracts that We issue to You in the same calendar year as a single Contract.
Death Benefits
Unlike the death benefit on a life insurance policy, the death benefit paid on an annuity contract does not pass to the Beneficiary free of federal income tax. Generally, a death benefit is included in the income of the recipient as follows:
■            if distributed in a lump sum, it is taxed in the same manner as a surrender of the Contract;
■            if distributed under an annuity payout option, it is taxed in the same manner as annuity payments.
The death benefit paid to a Beneficiary on a Contract is ordinary income to the Beneficiary to the extent it exceeds the Contractowner’s investment in the Contract. The Beneficiary must pay federal income tax on this amount at the Beneficiary’s tax rate. Moreover, the death benefit may also be included in the Contractowner’s federal gross estate unless the Beneficiary is the spouse. If the Beneficiary is not the spouse, the Beneficiary may be eligible for a special federal income tax deduction for a portion of the federal estate tax attributable to the death benefit.
Transfers, Assignments and Contract Exchanges
Transferring or assigning ownership of the Contract, changing Annuity Commencement Dates or exchanging a Contract (unless the exchange qualifies as a tax-free exchange under Section 1035 of the Internal Revenue Code) may result in certain tax consequences, such as liability for federal income and gift taxes, not explained in this prospectus.
Tax Withholding and Reporting
The Internal Revenue Code generally requires Us to withhold income tax from any Contract distribution, including a partial withdrawal or total surrender or an annuity payment. The amount of withholding depends, in part, on whether the payment is “periodic” or “non-periodic.”
For periodic payments (e.g., annuity payments), upon request We withhold from the taxable portion of each payment based on a payroll withholding schedule that assumes a married recipient claiming three withholding exemptions. If You want Us to withhold on a different basis, You must file an appropriate withholding certificate with Us. For non‑periodic payments (e.g., distributions such as partial withdrawals), We generally withhold 10% of the taxable portion of each payment.
You may elect not to have the withholding rules apply. For periodic payments, Your election is effective for the calendar year for which You file it with Us, and for each subsequent year until You amend or modify it. For non-periodic payments, an election is effective when You file it with Us, but only for the payment to which it is applicable. We have to notify Your recipients of Your right to elect not to have taxes withheld.
The Internal Revenue Code generally requires Us to report all payments to the Internal Revenue Service.
Other Tax Issues
We are taxed as a “life insurance company” under the Internal Revenue Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account C. Based upon this expectation, no charge is currently assessed against Separate Account C for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account C. We may incur state and local income taxes (in addition to premium taxes) attributable to Separate Account C in several states. At present, these taxes are not significant and We currently do not impose any charge for such taxes against Separate Account C. We may , however, assess Separate Account C for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account C in the future, they could reduce the net investment performances of the Subaccounts.
In order for the Contract to be treated as an annuity contract for federal income tax purposes, the investments of each Subaccount to which Purchase Payments under the Contract are allocated must be “adequately diversified” in accordance with the Internal Revenue Code and Treasury Department regulations. The investment adviser of the VIP Series monitors each Fund’s  investment portfolio  to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which the Purchase Payments under Your Contract are allocated failed to satisfy these requirements, You would be currently taxed on the net earnings and net realized gains of the Subaccount unless Your Contract was held in a qualified plan or an IRA. The tax would apply from the first quarter of the failure, until We corrected the failure in conformity with a Treasury Department procedure. This is a risk that is common to all variable annuity contracts.
Each of the VIP Series that is available under the Contract sells its shares not only to Separate Account C but also to other separate accounts that fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners that invest in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.
Under certain circumstances, a Contractowner’s control of the investments of Separate Account C could cause the Contractowner, rather than Us, to be treated as the owner of the assets in Separate Account C for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Contractowner. Based upon existing IRS guidance, We do not believe that the ownership rights of a Contractowner under the Contract would result in the Contractowner’s being treated as the owner of the assets of the Contract. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Contract as necessary to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Contract.

 OTHER INFORMATION
VOTING RIGHTS
Because the VIP Series is not required to have annual shareholder meetings, Contractowners generally will not have an occasion to vote on matters that pertain to the VIP Series. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.
If a Fund holds a meeting at which shareholders are entitled to vote, Contractowners would have an opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Contract invests. We would vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting as follows:
■            shares attributable to Contractowners for which We received instructions, would be voted in accordance with the instructions;
■            shares attributable to Contractowners for which We did not receive instructions, would be voted in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■            shares not attributable to Contractowners, would be voted in the same proportion that We voted shares held in the Subaccount attributable to Contractowners for which We received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Contractowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Contractowners in any Subaccount. We will present all the shares of any Fund that We held through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.
We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner as follows:
■            before the Annuity Commencement Date, We divide the Subaccount’s Accumulated Value by the net asset value of one Fund share, and
■            after the Annuity Commencement Date, We divide the reserve held in the Subaccount for the variable annuity payment under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates.
We will determine the number of votes that a Contractowner has the right to cast as of the record date established by the VIP Series. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting information and other materials relating to the Fund to each Contractowner having a voting interest in a Subaccount.
The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. Specifically, We reserve the right to vote shares of any Fund in Our own right, to the extent the law permits.
PROCESSING TRANSACTIONS
Generally, Your transaction requests will be processed as of the Business Day on which We receive them, if We receive them in Good Order before the closing of business on the Business Day (generally 4:00 P.M. Eastern Time). Otherwise, they will be processed as of Our next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.
RESERVATION OF RIGHTS
We also reserve the right to make certain changes to the Contract, Separate Account or Funds if We believe they would (a) best serve the interests of the Contractowners and annuity payee or (b) be appropriate in carrying out the purposes of the Contract. We will make a change only as the law permits. When required, We will (a) obtain the necessary Contractowner or regulatory approval for any change and (b) notify Contractowners before making a change.
For example, We may:
■            operate the Separate Account in any form permitted by law;
■            add, delete, combine, or modify Subaccounts of the Separate Account;
■            add, delete, or substitute for the Fund shares held in any Subaccount, the shares of any investment company or series thereof, or any investment permitted by law;
■            amend or obtain and continue any exemptions under the Contract if required to comply with the Code or any other applicable federal or state law; or
■            make any necessary technical changes in the Contract in order to conform with any of the above actions.
CONTRACT YEARS AND ANNIVERSARIES
We measure Contract years and anniversaries from the date the Contract is issued. Each Contract year will commence on the anniversary of the issue date.
STATE VARIATIONS
Where required by state law, there may be variations in the Contract covered by a special form of the Contract for Your State. As a result, Your Contract may differ from this prospectus. You should refer to Your Contract for terms that are specific to Your characteristics. We have the right to change the Contract to meet applicable state laws or regulations.
New Contracts are not currently being offered for sale. Existing Contractowners may continue to make additional payments under their respective Contract.
DISTRIBUTION OF THE CONTRACT
The Contract is distributed through Foresters Financial Services, Inc. (“FFS”), which is one of Our affiliates.  FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority (“FINRA”).  FFS’s executive offices are located at 40 Wall Street, New York, NY 10005.
The Contract is offered to the public through registered representatives of broker-dealers (“Selling Firms”) that are licensed under the federal securities laws and applicable state insurance laws and that have entered into written selling agreements with FFS as the underwriter.  We pay FFS a commission of 5.868% of the Purchase Payments made under the Contract.  FFS pays commissions to the Selling Firms for their sales of the Contract according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement.  A representative of a Selling Firm who sells You the Policy typically receives a percentage of the compensation FFS pays to his or her Selling Firm, depending on the agreement between the Selling Firm and its representative, and the Selling Firm’s compensation program.  Ask Your representative for further information about the compensation Your representative, and the Selling Firm that employs Your representative, may receive in connection with Your purchase of a Policy. We reserve the right to sell the Contracts directly or to enter into selling agreements with other qualified affiliated or unaffiliated registered broker-dealers.

In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the FINRA rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.

Reports
Our variable annuities are offered through broker-dealers that are registered with the SEC and are members of FINRA.  At least twice each year, We will send a report to You that contains financial information about the Funds as required by applicable law. In addition, transaction confirmations are sent by Us on behalf of the broker-dealers through which variable annuity transactions are processed  and, at least once each year, We will send a statement that gives You financial information about Your Contract.
If several members of the same household each own a Contract, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The Financial Statements of FLIAC and for Separate Account C are in the SAI.

 TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Item	Page

General Description	2
Services	5
Valuation	5
Other Information	7
Relevance of Financial Statements	7
Appendices	9
Financial Statements	13

SEC file numbers:
Separate Account C: 033-33419/811-06130

To: Foresters Life Insurance and Annuity Company Raritan Plaza 1 Edison, New Jersey 08837
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☐ The Statement of Additional Information for First Investors Life Variable Annuity Fund C (Separate Account C).

☐ The Statement of Additional Information for Delaware VIP® Trust

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